UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December  15, 2000
                                                  ------------------

                              Angelaudio.com, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

    Nevada                        000-26493                        0390251
---------------               ----------------                  --------------
(State or Other               (Commission File                  (IRS Employer
Jurisdiction of                    Number)                      Identification
Incorporation)                                                     Number)

1130 West Pender Street, Vancouver, British Columbia, Canada       V6E 4A4
------------------------------------------------------------      ----------
(Address of principal executive offices)                          (Zip Code)

                                 (604) 642-6435
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




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Item 4.  Changes in Registrant's Certifying Accountant

     On December 6, 2000, the Registrant was informed by Barry L. Friedman, CPA, the engagement partner responsible for Angelaudio.com, Inc.'s audit, that Barry
L. Friedman, P.C. was resigning. On December 15, 2000, the registrant retained the firm of MacKay & Partners, Chartered Accountants as its new auditors.

     Barry L. Friedman, P.C. had been the Registrant's principal accountants for the purpose of auditing its financial statements for the fiscal years ended September 30, 1999, September 30, 1998 and September 30, 1997. The reports of Barry L. Friedman, P.C. on the financial statements of the Registrant did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Registrant has had no disagreements with its former principal accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of the former principal accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its reports relating to its audits for the Registrant.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits.

               The following exhibits are filed as part of this Report:

                    16.  Letter re: change in certifying accountant

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Angelaudio.com, Inc.
                                   Registrant


DATED: January 4, 2001             By:  /s/ Ian Stuart
                                   -------------------------------
                                        President




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                             BARRY L. FRIEDMAN, P.C.
                                1582 Tolita Drive
                               Las Vegas, NV 89123


January 4, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

          Re:  Resignation as  Independent Auditor for Angelaudio.com, Inc.

Gentlemen:

     The undersigned has been provided with a copy of a Form 8-K, fax date of January 4, 2001, being filed with the Securities and Exchange Commission by Angelaudio.com, Inc. relating to the replacement of this firm by MacKay & Partners, Chartered Accountants. This firm agrees with the contents of the Form 8-K as presented to us on January 4, 2001.

Very truly yours,

/s/ Barry L. Friedman

Barry L. Friedman, P.C.
(702) 361-8414